Exhibit 10.22

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of _________, 2021 by and among Endeavor Group Holdings, Inc., a Delaware corporation (the “Corporation”), and each Person identified on the Schedule of Holders attached hereto as of the date hereof (such Persons, collectively, the “Holders”).

RECITALS

WHEREAS, the Corporation is contemplating an offer and sale of its shares of Class A common stock, par value $0.00001 per share (the “Class A Common Stock” and such shares, the “Shares”), to the public in an underwritten initial public offering (the “IPO”);

WHEREAS, in contemplation of the IPO, the Corporation underwent a reorganization of its business structure (the “Reorganization”), pursuant to which, among other things, (i) the Corporation became the sole managing member of a newly formed subsidiary of the Corporation, Endeavor Manager, LLC, a Delaware limited liability company (“Endeavor Manager”), (ii) Endeavor Manager became the sole managing member of Endeavor Operating Company, LLC, a Delaware limited liability company (the “Company”), (iii) all of the existing equity interests in the Company (other than the PIUs (as defined below)) were reclassified into common units of the Company (“Opco Common Units”), (iv) the Company acquired equity interests in Zuffa Parent, LLC, a Delaware limited liability company (“UFC Parent”) from certain minority investors in UFC Parent (including certain of the SL Holders and KKR, the “Other UFC Holders”) resulting in the Company directly or indirectly owning 100% of the issued and outstanding equity interests of UFC Parent, (v) certain Other UFC Holders received equity interests in the Company and/or the Corporation in exchange for all or a portion of their equity interests in UFC Parent, (vi) certain pre-IPO investors of the Company and certain Other UFC Holders or their Affiliates merged with and into the Corporation and the members and/or stockholders, as applicable, of such pre-IPO investors or Other UFC Holders or their Affiliates (the “Investor Members”) were issued shares of Class A Common Stock and/or Class Y Common Stock in consideration for the units and/or shares, as applicable, of such pre-IPO investors or Other UFC Holders or their Affiliates, (vii) (A) the Management Holdcos merged with and into Endeavor Manager, the consideration for which was the Opco Common Units held by the Management Holdcos, in exchange for the issuance of common units of Endeavor Manager (“Manager Common Units” and together with the Opco Common Units, the “Common Units”) to the members of the Management Holdcos (the “Manager Equity Owners”) and (B) the members of the Management Holdcos (as defined below) received shares of Class X Common Stock (as defined below) in connection with the mergers with and into Endeavor Manager in an equal number to the Manager Common Units held by such members, and (viii) each member of the Company (other than Endeavor Manager) (the “Opco Equity Owners” and together with the Manager Equity Owners and the Investor Members, the “Equity Owners”) subscribed for shares of Class X Common Stock and certain of the OpCo Equity Owners subscribed for shares of Class Y Common Stock (as defined below), in each case, in an equal number to the Opco Common Units held by such Opco Equity Owner;

WHEREAS, the Corporation desires to use a portion of the net proceeds from the IPO to purchase Manager Common Units of Endeavor Manager, and Endeavor Manager desires to issue its Manager Common Units to the Corporation in exchange for such portion of the net proceeds from the IPO;

WHEREAS, Endeavor Manager desires to use the proceeds from the sale of Manager Common Units to purchase Opco Common Units of the Company, and the Company desires to issue its Common Units to Endeavor Manager in exchange for such proceeds;

WHEREAS, immediately prior to or simultaneous with the purchase by the Corporation of the Manager Common Units, the Corporation and Endeavor Manager will enter into that certain Amended and Restated Limited Liability Company Agreement of Endeavor Manager (such agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified form time to time, the “Manager LLC Agreement”);

WHEREAS, immediately prior to or simultaneous with the purchase by Endeavor Manager of the Opco Common Units, the Corporation, Endeavor Manager, the Company and the Opco Equity Owners will enter into that certain Third Amended and Restated Limited Liability Company Agreement of the Company (such agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified form time to time, the “Opco LLC Agreement” and together with the Manager LLC Agreement, the “LLC Agreements”);

WHEREAS, in connection with the closing of the IPO, (i) the Company has provided the Opco Equity Owners with a redemption right pursuant to which the Opco Equity Owners can redeem their Opco Common Units (and an equal number of shares of Class X Common Stock) for cash or, at the Corporation’s option, exchange Opco Common Units (and an equal number of shares of Class X Common Stock) for shares of Class A Common Stock the terms set forth in the Opco LLC Agreement, and (ii) Endeavor Manager has provided the Manager Equity Owners with a redemption right pursuant to which the Manager Equity Owners can redeem their Manager Common Units (and an equal number of shares of Class X Common Stock) for cash or, at the Corporation’s option, exchange Manager Common Units (and an equal number of shares of Class X Common Stock) for shares of Class A Common Stock the terms set forth in the Manager LLC Agreement; and

WHEREAS, in connection with the IPO and the transactions described above, the Corporation has agreed to grant to the Holders (as defined below) certain rights with respect to the registration of the Registrable Securities (as defined below) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1:

“1% Holders” means Holders beneficially owning Registrable Securities that, together with any Registrable Securities held by such Holder’s Affiliates, constitute at least one percent (1%) of the total issued and outstanding shares of Class A Common Stock (determined on an “as-converted” basis taking into account any and all securities convertible into, or exercisable, exchangeable or redeemable for, shares of Class A Common Stock (including Common Units that are redeemable pursuant to the OpCo LLC Agreement (without regard to any timing, vesting or other restrictions on redemptions contained therein and assuming no redemptions for cash))).

“Acquired Common” has the meaning set forth in Section 9.

“Additional Holder” has the meaning set forth in Section 9, and shall be deemed to include each such Person’s Affiliates, immediate family members, heirs, successors and assigns who may succeed to such Person as a Holder hereunder.

“Affiliate” of (a) any Person means any other Person controlled by, controlling or under common control with such Person and (b) Fidelity and any Fidelity Holder means any investment company registered under the Investment Company Act of 1940 advised or sub-advised by Fidelity or any affiliated investment advisor of Fidelity, one or more mutual fund, pension fund, pooled investment vehicle or institutional client advised or sub-advised by Fidelity or any affiliated investment advisor of Fidelity; provided that the Corporation and its Subsidiaries shall not be deemed to be Affiliates of any Holder. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” has the meaning set forth in the recitals.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Business Day” means any day of the year on which national banking institutions in New York are open to the public for conducting business and are not required or authorized to close.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred), (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive (A) a share of the profits and losses of, or the distribution of assets of, the issuing Person and/or (B) voting rights in such Person, and (iii) any and all warrants, rights (including conversion and exchange rights) and options to purchase any security described in the clause (i) or (ii) above.

“Class A Common Stock” has the meaning set forth in the recitals.

“Class X Common Stock” means the Corporation’s Class X common stock, par value $0.00001 per share.

“Class Y Common Stock” means the Corporation’s Class Y common stock, par value $0.00001 per share.

“Common Units” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the recitals.

“Corporation” has the meaning set forth in the recitals.

“Demand Holder” means each of the Management Holders and SL Holders, so long as such Management Holders and SL Holders continue to hold Registrable Securities.

“Demand Registrations” has the meaning set forth in Section 2(a).

“End of Suspension Notice” has the meaning set forth in Section 2(f)(ii).

“Endeavor Manager” has the meaning set forth in the recitals.

“Equity Owners” has the meaning set forth in the recitals

“Equity Owner Parties” means the Equity Owners and their respective Affiliates, immediate family members, heirs, successors and assigns who may succeed to such Person as a Holder hereunder.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Executive Holders” means each of the Executive Holders as identified on the Schedule of Holders, so long as such Holders continue to hold Registrable Securities.

“Fidelity” means Fidelity Management & Research Company, and any successor or affiliated registered investment advisor to the Fidelity Holders.

“Fidelity Holder” means any Holder that is advised or sub-advised by Fidelity.

“FINRA” means the Financial Industry Regulatory Authority.

“Follow-on Holdback Period” has the meaning set forth in Section 4(a)(ii).

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Holdback Period” has the meaning set forth in Section 4(a)(ii).

“Holder” means any Person that is a party to this Agreement from time to time, as set forth on the signature pages hereto.

“Holder Indemnified Parties” has the meaning set forth in Section 7(a).

“IPO” has the meaning set forth in the recitals.

“IPO Holdback Period” has the meaning set forth in Section 4(a)(i).

“Joinder” has the meaning set forth in Section 9.

“Key Executives” means Ariel Emanuel and Patrick Whitesell, jointly and severally.

“KKR” means KKR Cage Aggregator LLC, KKR North American Co-Invest Fund I L.P., KKR North America XI (Cage) Blocker Parent, L.P., KKR Principal Opportunities Partnership (Offshore) L.P., KKR Reference Fund Investments L.P., KKR TFO Partners L.P., their transferees who become party to this Agreement and each of their respective designees, so long as such Holders continue to hold Registrable Securities.

“LLC Agreements” has the meaning set forth in the recitals.

“Long-Form Registrations” has the meaning set forth in Section 2(a).

“Management Blackout Window” means the Corporation’s regular quarterly trading blackout window during which directors, officers and employees of the Corporation are restricted from making sales of the Capital Stock of the Corporation or any of its subsidiaries, as set forth in Corporation’s insider trading policy.

“Management Holdcos” means collectively WME Holdco, LLC, a Delaware limited liability company, WME Iris Management Holdco, LLC, a Delaware limited liability company, WME Iris Management III Holdco, LLC, a Delaware limited liability company, WME Iris Management V Holdco, LLC, a Delaware limited liability company, WME IMG SCP, LLC, a Delaware limited liability company, WME Iris Management VI Holdco, LLC, a Delaware limited liability company, WME Holdco SPV, LLC, a Delaware limited liability company, UFC Management Holdco, LLC, a Delaware limited liability company and UFC Management Holdco II, LLC, a Delaware limited liability company.

“Management Holders” means each of the Management Holders as identified on the Schedule of Holders, so long as such Holders continue to hold Registrable Securities.

“Manager Common Units” has the meaning set forth in the recitals.

“Manager Equity Owners” has the meaning set forth in the recitals.

“Manager LLC Agreement” has the meaning set forth in the recitals.

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act.

“Non-Demand Holders” means each of the Non-Demand Holders as identified on the Schedule of Holders, so long as such Holders continue to hold Registrable Securities.

“Non-Employee Holders” means, collectively, the SL Holders and the Non-Demand Holders.

“Opco Common Units” has the meaning set forth in the recitals.

“Opco Equity Owners” has the meaning set forth in the recitals.

“Opco LLC Agreement” has the meaning set forth in the recitals.

“Other UFC Holders” has the meaning set forth in the recitals.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registrations” has the meaning set forth in Section 3(a).

“PIUs” means the profits interest units of the Company.

“Pricing Date” has the meaning set forth in Section 4(a)(i).

“Public Offering” means any sale or distribution to the public of Capital Stock of the Corporation pursuant to an offering registered under the Securities Act, whether by the Corporation, by Holders and/or by any other holders of the Corporation’s Capital Stock.

“Registrable Securities” means (i) any Class A Common Stock (A) issued by the Corporation in connection with the IPO or (B) issued by the Corporation in a Share Settlement in connection with (x) the redemption by the Company or Endeavor Manager, as applicable of Common Units owned by any Equity Owner Parties or (y) at the election of the Corporation, in a direct exchange for Common Units owned by any Equity Owner Party, in each case in accordance with the terms of the LLC Agreements, (ii) any Capital Stock of the Corporation or of any Subsidiary of the Corporation issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Class A Common Stock owned, directly or indirectly, by Holders from time to time. As to any particular Registrable Securities owned by any Person, such securities shall cease to be Registrable Securities on the date such securities (a) have been sold or distributed pursuant to a Public Offering, (b) have been sold in compliance with Rule 144 following the consummation of the IPO, (c) have been repurchased by the Corporation or a Subsidiary of the Corporation or (d) together with securities of such class owned by such Holder’s Affiliates and securities that may be acquired by such Holder and such Holder’s Affiliates upon redemption, exchange, conversion or exercise of such class of securities, may be disposed of pursuant to Rule 144 in a single transaction without volume limitation or other restrictions on transfer thereunder; provided, that, this clause (d) shall not apply to any shares of Class A Common Stock held by (x) 1% Holders or (y) so long as Jasmine Ventures Pte Ltd. or CPP Investment Board (USRE III) Inc. is a party to the Stockholders Agreement, dated as of the date hereof, by and among the Corporation and the stockholders party thereto, Jasmine Ventures Pte Ltd. or CPP Investment Board (USRE III) Inc., respectively, solely for the purpose of allowing (I) 1% Holders, Jasmine Ventures Pte Ltd. or CPP Investment Board (USRE III) Inc., respectively, to “piggyback” as a Holder of Registrable Securities in any Demand Registration or Shelf Offering initiated by a Demand Holder in accordance with the terms of Section 2 hereof or in any Piggyback Registration and (II) 1% Holders to effect a sale of Shelf Registrable Securities pursuant to Section 2(d)(ii) or Section 2(d)(iii) hereof. For purposes of this Agreement, a Person shall be deemed to be a Holder, and the Registrable Securities shall be deemed to be in existence, whenever such Person (i) holds PIUs or (ii) has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Capital Stock of the Corporation that is registered or to be registered as a class under Section 12 of the Exchange Act be registered pursuant to this Agreement. For the avoidance of doubt, while Common Units may constitute Registrable Securities, under no circumstances shall the Corporation be obligated to register Common Units, and only Shares issuable upon redemption or exchange of Common Units will be registered.

“Registration Expenses” has the meaning set forth in Section 6(a).

“Reorganization” has the meaning set forth in the recitals.

“Representative” means (i) the Key Executives in the case of the Management Holders and (ii) the SL Party in the case of the SL Holders.

“Requesting Holder” has the meaning set forth in Section 8(b).

“Rule 144,” “Rule 158,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Securities and Exchange Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Sale Transaction” has the meaning set forth in Section 4(a)(i).

“Schedule of Holders” means the schedule attached to this Agreement entitled “Schedule of Holders,” which shall reflect each Holder from time to time party to this Agreement.

“Section 13 Representatives” has the meaning set forth in Section 13(b).

“Securities” has the meaning set forth in Section 4(a)(i).

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Share Settlement” means “Share Settlement” as defined in the LLC Agreements, as applicable.

“Shares” has the meaning set forth in the recitals.

“Shelf Offering” has the meaning set forth in Section 2(d)(ii).

“Shelf Offering Notice” has the meaning set forth in Section 2(d)(ii).

“Shelf Offering Request” has the meaning set forth in Section 2(d)(ii).

“Shelf Registrable Securities” has the meaning set forth in Section 2(d)(ii).

“Shelf Registration” has the meaning set forth in Section 2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(d)(i).

“Short-Form Registrations” has the meaning set forth in Section 2(a).

“SL Holders” means each of the SL Holders as identified on the Schedule of Holders and their transferees who become party to this Agreement, so long as such Holders continue to hold Registrable Securities.

“SL Party” means SLP West Holdings, L.L.C., or any other SL Holder designated from time to time by a majority in interest of the SL Holders.

“Subsidiary” means, with respect to the Corporation, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of Capital Stock of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by the Corporation, or (ii) if a limited liability company, partnership, association or other business entity, either (x) a majority of the Capital Stock of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of managers, general partners or other oversight board vested with the authority to direct management of such Person is at the time owned or controlled, directly or indirectly, by the Corporation or (y) the Corporation or one of its Subsidiaries is the sole manager or general partner of such Person.

“Suspension Event” has the meaning set forth in Section 2(f)(ii).

“Suspension Notice” has the meaning set forth in Section 2(f)(ii).

“Suspension Period” has the meaning set forth in Section 2(f)(i).

“Transferee” has the meaning set forth in the Third Amended and Restated Limited Liability Company Agreement of Company, dated as of the date hereof.

“UFC Parent” has the meaning set forth in the recitals.

“Underwriting Agreement” means the underwriting agreement dated as of or around the date hereof, by and among the Corporation, Endeavor Manager, the Company and Morgan Stanley & Co. LLC, as representative of the several underwriters named in Schedule I thereto.

“Underwritten Takedown” has the meaning set forth in Section 2(d)(ii).

“Violation” has the meaning set forth in Section 7(a).

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

Section 2. Demand Registrations.

(a) Requests for Registration. Subject to the terms and conditions of this Agreement, at any time from and after the date that is 180 days following the IPO, the Demand Holders, through their respective Representatives, may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”), and Demand Holders, through their respective Representatives, may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any similar short-form registration (“Short-Form Registrations”) if available; provided that the Company shall not be obligated to file registration statements relating to any Long-Form Registration or Short-Form Registration under this Section 2(a) unless the market value of the Registrable Securities proposed to be registered is at least $75 million (or, if less, such Registrable Securities represent all Registrable Securities then held by the Demand Holder requesting such registration). All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations.” The Demand Holder making a Demand Registration may request that the registration be made pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) and, if the Corporation is a WKSI at the time any request for a Demand Registration is submitted to the Corporation, that such Shelf Registration be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”). Except to the extent that Section 2(d) applies, upon receipt of the request for the Demand Registration, the Corporation shall as promptly as reasonably practicable (but in no event later than ten days after receipt of the request for the Demand Registration) give written notice of the Demand Registration to all other Holders who hold Registrable Securities and, subject to the terms of Section 2(e), shall include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within (i) 15 days, in the case of any notice with respect to a Long-Form Registration, or (ii) ten days, in the case of any notice with respect to a Short-Form Registration, after the receipt of the Corporation’s notice. Notwithstanding the foregoing, the Corporation shall not be required to take any action that would otherwise be required under this Section 2 if such action would violate Section 4(a) hereof or any similar provision contained in the underwriting agreement entered into in connection with any underwritten Public Offering.

(b) Long-Form Registrations. The Management Holders shall be entitled to request, through the Key Executives, six Long-Form Registrations in the aggregate and the SL Holders shall be entitled to request, through the SL Party, six Long-Form Registrations in the aggregate, in each case in which the Corporation shall pay all Registration Expenses, regardless of whether any registration statement is filed or any such Demand Registration is consummated, excluding any underwriting commissions or fees for shares sold by the Holders which shall be paid by the applicable Holders. All Long-Form Registrations shall be underwritten registrations unless otherwise approved by the applicable Demand Holder. An initiating Demand Holder can abandon a Demand Registration without losing a demand right under this Section if (a) such Demand Holder pays the Corporation’s registration expenses or (b) the Corporation or the trading price of the Class A Common Stock on the principal U.S. stock exchange on which the Class A Common Stock is then listed has undergone a material adverse change since the demand notice.

(c) Short-Form Registrations. In addition to the Long-Form Registrations described in Section 2(b), each Demand Holder shall be entitled to request, through its Representative, an unlimited number of Short-Form Registrations in which the Corporation shall pay all Registration Expenses, regardless of whether any registration statement is filed or any such Demand Registration is consummated, excluding any underwriting commissions or fees for shares sold by the Holders which shall be paid by the applicable Holders. Demand Registrations shall be Short-Form Registrations whenever the Corporation is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration. After the Corporation has become subject to the reporting requirements of the Exchange Act, the Corporation shall use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(d) Shelf Registrations.

(i) As promptly as reasonably practicable after the completion of twelve calendar months following the effectiveness of the Form 8-A related to the IPO, the Corporation shall file with the Securities and Exchange Commission a registration statement under the Securities Act for the Shelf Registration (a “Shelf Registration Statement”), which shall be on an Automatic Shelf Registration Statement if the Corporation is then eligible to file such a registration statement. The Corporation shall use commercially reasonable efforts to cause any Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable after the initial filing of such Shelf Registration Statement, and once effective, the Corporation shall cause such Shelf Registration Statement to remain continuously effective for such time period as is specified in the request by the Holders, but for no time period longer than the period ending on the earliest of (A) in the case of an Automatic Shelf Registration statement (and without limitation of Section 5(a)(xxiii)), the third anniversary of the initial effective date of such Shelf Registration Statement, (B) the date on which all Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, and (C) the date as of which there are no longer any Registrable Securities covered by such Shelf Registration Statement in existence. Without limiting the generality of the foregoing, the Corporation shall use its commercially reasonable efforts to prepare a Shelf Registration Statement with respect to all of the Registrable Securities owned by or issuable to the Equity Owner Parties in accordance with the terms of the LLC Agreements (or such other number of Registrable Securities specified in writing by the Holder with respect to the Registrable Securities owned by or issuable to such Holder) to enable and cause such Shelf Registration Statement to be filed and maintained with the Securities and Exchange Commission as soon as practicable after the later to occur of (i) the expiration of the IPO Holdback Period and (ii) the Corporation becomes eligible to file a Shelf Registration Statement for a Short-Form Registration; provided that any of the Equity Owner Parties may, with respect to itself, instruct the Corporation in writing not to include in such Shelf Registration Statement the Registrable Securities owned by or issuable to such Holder. In order for any of the Equity Owner Parties to be named as a selling securityholder in such Shelf Registration Statement, the Corporation may require such Holder to deliver all information about such Holder that is required to be included in such Shelf Registration Statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto.

(ii) In the event that a Shelf Registration Statement is effective, Holders representing Registrable Securities with a market value of at least $50 million shall have the right at any time or from time to time to elect to sell pursuant to an offering (including an underwritten offering (an “Underwritten Takedown”)) Registrable Securities available for sale pursuant to such registration statement (“Shelf Registrable Securities”), so long as the Shelf Registration Statement remains in effect, and the Corporation shall pay all Registration Expenses in connection therewith, excluding any underwriting commissions or fees for shares sold by Holders or other third parties; provided that any of the Demand Holders, through their respective Representatives, shall have the right at any time and from time to time to elect to sell pursuant to an offering (including an Underwritten Takedown) pursuant to a Shelf Offering Request (as defined below) made by such Demand Holder(s). The applicable Holders shall make such election by delivering to the Corporation a written request (a “Shelf Offering Request”) for such offering specifying the number of Shelf Registrable Securities that such Holders desire to sell pursuant to such offering (the “Shelf Offering”). In the case of an Underwritten Takedown, as promptly as practicable, but no later than three Business Days after receipt of a Shelf Offering Request, the Corporation shall give written notice (the “Shelf Offering Notice”) of such Shelf Offering Request to all other holders of Shelf Registrable Securities. The Corporation, subject to Sections 2(e) and 8 hereof, shall include in such Shelf Offering that is an Underwritten Offering the Shelf Registrable Securities of any other Holder that shall have made a written request to the Corporation for inclusion in such Shelf Offering (which request shall specify the maximum number of Shelf Registrable Securities intended to be sold by such Holder) within five Business Days after the receipt of the Shelf Offering Notice. The Corporation shall, as expeditiously as possible (and in any event within ten Business Days after the receipt of a Shelf Offering Request, unless a longer period is agreed to by the Holders representing a majority of the Registrable Securities that made the Shelf Offering Request), use its reasonable best efforts to facilitate such Shelf Offering. For the avoidance of doubt, no Holder shall have piggy-back or other rights of participation in any sales of Shelf Registrable Securities, or rights of inclusion in any amendment or supplement to any applicable prospectus, in each case for any Shelf Offering that is not an Underwritten Takedown.

(iii) If any Holders representing Registrable Securities with a market value of at least $50 million (or less than $50 million, if the applicable Shelf Registrable Securities constitute all of the Registrable Securities then held by such Holder(s)) desire to effect a sale of Shelf Registrable Securities that (A) does not constitute an Underwritten Takedown and (B) requires an amendment or supplement to the applicable prospectus prior to the time of sale to reflect changes in information regarding such Holder or the plan of distribution as related to such sale, the Holder shall deliver to the Corporation a Shelf Offering Request no later than two Business Days prior to the expected date of the sale of such Shelf Registrable Securities, and subject to the limitations set forth in Section 2(d)(i), the Corporation shall file and effect an amendment or supplement to its Shelf Registration Statement for such purpose as soon as reasonably practicable.

(iv) Notwithstanding the foregoing, if a Demand Holder wishes to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an existing Shelf Registration Statement), then notwithstanding the foregoing time periods, such Holder(s) only need to notify the Corporation of the block trade Shelf Offering two Business Days prior to the day such offering is to commence (unless a longer period (A) is necessary for the completion of a customary due diligence process required for counsel to each of the Corporation and the underwriters to provide customary “10b-5” negative assurance letters and for the Corporation’s accountants to provide customary “comfort letters” or (B) is otherwise agreed to by Holders representing a majority of the Registrable Securities wishing to engage in the underwritten block trade) and the Corporation shall promptly notify other Holders and such other Holders must elect whether or not to participate by the next Business Day (i.e., one Business Day prior to the day such offering is to commence) (unless a longer period is agreed to by the Holders representing a majority of the Registrable Securities wishing to engage in the underwritten block trade) and the Corporation shall use its commercially reasonable efforts to facilitate such offering (which may close as early as two Business Days after the date it commences); provided that Holders representing a majority of the Registrable Securities wishing to engage in the underwritten block trade shall use commercially reasonable efforts to work with the Corporation and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the underwritten block trade.

(v) The Corporation shall, at the request of Holders representing a majority of the Registrable Securities covered by a Shelf Registration Statement, file any prospectus supplement or, if the applicable Shelf Registration Statement is an Automatic Shelf Registration Statement, any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Holders to effect such Shelf Offering.

(e) Priority on Demand Registrations and Shelf Offerings. The Corporation shall not include in any Demand Registration or Shelf Offering any securities that are not Registrable Securities without the prior written consent of Holders representing a majority of the Registrable Securities included in such registration or offering. If a Demand Registration or a Shelf Offering is an underwritten offering and the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, that can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Corporation shall include in such registration or offering, as applicable, (i) first, the Registrable Securities of Holders requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the such Holders on the basis of the number of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included therein, (ii) second, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, and (iii) third, securities the Corporation requested to be included in such registration for its own account which, in the opinion of the underwriters, can be sold without any such adverse effect. Alternatively, if the number of Registrable Securities which can be included on a Shelf Registration Statement is otherwise limited by Instruction I.B.6 to Form S-3 (or any successor provision thereto), the Corporation shall include in such registration or offering prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which can be included on such Shelf Registration Statement in accordance with the requirements of Form S-3, pro rata among the respective Holders thereof calculated on the proportion of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included therein to the total number of Registrable Securities requested by all such Holders.

(f) Restrictions on Demand Registration and Shelf Offerings.

(i) The Corporation shall not be obligated to effect or participate in any Demand Registration or Underwritten Takedown within 30 days after the effective date of a previous Demand Registration or Underwritten Takedown. The Corporation shall not be obligated to effect or participate in any Demand Registration, Underwritten Takedown or Shelf Offering during a Management Blackout Window. The Corporation may on one or more occasions postpone, for up to 180 days from the date of the request, the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement for up to 180 days from the date of the Suspension Notice (as defined below) and therefore suspend sales of the Shelf Registrable Securities (such period, the “Suspension Period”) by providing written notice to the Holders of Registrable Securities or Shelf Registrable Securities, as applicable, if (A) the Corporation’s executive committee, or in the case the executive committee does not exist, the board of directors, determines in its reasonable good faith judgment that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Corporation or any Subsidiary to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction involving the Corporation or any Subsidiary, (B) the offer or sale of Registrable Securities pursuant to the registration statement would require disclosure of MNPI not otherwise required to be disclosed under applicable law, or (C) the offer or sale of Registrable Securities could not be effected by the Corporation in compliance with the applicable financial statement requirements under the Securities Act; provided that in such event, the Holders shall be entitled to withdraw such request for a Demand Registration or underwritten Shelf Offering and the Corporation shall pay all Registration Expenses in connection with such Demand Registration or Shelf Offering.

(ii) In the case of an event that causes the Corporation to suspend the use of a Shelf Registration Statement as set forth in paragraph (f)(i) above or pursuant to applicable subsections of Section 5(a)(vi) (a “Suspension Event”), the Corporation shall give a notice to the Holders of Registrable Securities registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. If the basis of such suspension is nondisclosure of MNPI, the Corporation shall not be required to disclose the subject matter of such MNPI to Holders. A Holder shall not effect any sales of the Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Corporation and prior to receipt of an End of Suspension Notice (as defined below). Holders may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Corporation, which End of Suspension Notice shall be given by the Corporation to the Holders and their counsel, if any, promptly following the conclusion of any Suspension Event; provided that an End of Suspension Notice must be given prior to the end of the Suspension Period unless with the consent of each Demand Holder.

(iii) Notwithstanding any provision herein to the contrary, if the Corporation gives a Suspension Notice with respect to any Shelf Registration Statement pursuant to this Section 2(f), the Corporation agrees that it shall (A) extend the period of time during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice, and (B) provide copies of any supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that there are no longer Registrable Securities covered by such Shelf Registration Statement.

(g) Selection of Underwriters. Demand Holder(s) initiating any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering (including assignment of titles), subject to the Corporation’s approval not be unreasonably withheld, conditioned or delayed. If any Shelf Offering is an Underwritten Takedown, the Demand Holder(s) initiating the Underwritten Takedown shall have the right to select the investment banker(s) and manager(s) to administer the offering (including assignment of titles), subject to the Corporation’s approval not be unreasonably withheld, conditioned or delayed; provided, that if such Underwritten Takedown has not been initiated by any Demand Holder(s), Holders representing a majority of the Registrable Securities participating in such Underwritten Takedown shall have the right to select the investment banker(s) and manager(s) to administer the offering relating to such Shelf Offering (including assignment of titles), subject to the Corporation’s approval not to be unreasonably withheld, conditioned or delayed.

(h) Fulfillment of Registration Obligations. Notwithstanding any other provision of this Agreement, a registration requested pursuant to this Section 2 shall not be deemed to have been effected: (i) if the number of Registrable Securities requested to be included in a Long-Form Registration by the initiating Demand Holder is cut back by the managing underwriters pursuant to Section 2(e) by more than twenty percent (20%); (ii) if the registration statement is withdrawn without becoming effective in accordance with Section 2(f) or otherwise without the consent of the initiating Demand Holder; (iii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission or any other governmental authority for any reason other than a misrepresentation or an omission by the Holder making such Demand Registration, or an Affiliate of such Holder (other than the Corporation and its controlled Affiliates), and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement; (iv) if the registration does not contemplate an underwritten offering, if it does not remain effective for at least 180 days (or such shorter period as will terminate when all securities covered by such registration statement have been sold or withdrawn); or if such registration statement contemplates an underwritten offering, if it does not remain effective for at least 180 days plus such longer period as, in the opinion of counsel for the underwriter or underwriters, a prospectus is required by applicable law to be delivered in connection with the sale of Registrable Securities by an underwriter or dealer; or (v) in the event of an underwritten offering, if the conditions to closing (including any condition relating to an overallotment option) specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some wrongful act or omission by the Holder that made the Demand Registration, or an Affiliate of such Holder.

(i) Other Registration Rights. The Corporation represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Corporation, other than pursuant to the Common Stock Purchase Agreement, dated as of February 15, 2021, by and among the Corporation and the other parties named therein.

Section 3. Piggyback Registrations.

(a) Right to Piggyback. In connection with the IPO and thereafter, whenever the Corporation proposes to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration, (ii) in connection with registrations on Form S-4 or S-8 promulgated by the Securities and Exchange Commission or any successor or similar forms or (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Corporation shall give prompt written notice to all Holders who hold Registrable Securities of its intention to effect such Piggyback Registration and, subject to the terms of Section 3(c), shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within ten days after delivery of the Corporation’s notice.

(b) Piggyback Expenses. The Registration Expenses of the Holders shall be paid by the Corporation in all Piggyback Registrations, whether or not any such registration became effective, excluding any underwriting commissions or fees for shares sold by the Holders which shall be paid by the respective Holders.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Corporation shall include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the Holders calculated on the basis of the number of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included therein to the total number of Registrable Securities requested by all such Holders, and (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

(d) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be at the election of the Corporation (in the case of a primary registration) or at the election of the holders of other Corporation securities requesting such registration (in the case of a secondary registration); provided that Holders representing a majority of the Registrable Securities included in such Piggyback Registration may request that one or more investment banker(s) or manager(s) be included in such offering (such request not to be binding on the Corporation or such other initiating holders of Corporation securities).

(e) Right to Terminate Registration. The Corporation shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Corporation in accordance with Section 6.

Section 4. Holdback Agreements.

(a) Holders of Registrable Securities. If requested by the Corporation or the managing underwriter(s), each Holder participating in an underwritten Public Offering shall enter into customary lock-up agreements with the managing underwriter(s) of such Public Offering containing terms that are consistent with the provisions of this Section 4. In the absence of any such lock-up agreement, each Holder agrees as follows:

(i) in connection with the IPO, such Holder shall not (A) offer, sell, pledge, contract to sell or grant any option to purchase, or otherwise transfer or dispose of (including sales pursuant to Rule 144), directly or indirectly, any shares of Capital Stock of the Corporation (including Capital Stock of the Corporation that may be deemed to be owned beneficially by such Holder in accordance with the rules and regulations of the Securities and Exchange Commission) owned by such Holder prior to the IPO (collectively, “Securities”), (B) enter into a transaction which would have the same effect as described in clause (A) above, (C) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of any Securities, whether such transaction is to be settled by delivery of such Securities, in cash or otherwise (each of (A), (B) and (C) above, a “Sale Transaction”), or (D) publicly disclose the intention to enter into any Sale Transaction, commencing on the earlier of the date on which the Corporation gives notice to the Holders that a preliminary prospectus has been circulated for the IPO or the “pricing” of such offering (the “Pricing Date”) and continuing (1) with respect to the Fidelity Holders and KKR, to the date that is 180 days following the date of the final prospectus for the IPO and (2) with respect to all other Holders, to the date that is the later of (X) 180 days following the date of the final prospectus for the IPO and (Y) January 1, 2022 (the “IPO Holdback Period”), in each case, unless the Corporation otherwise agrees in writing;

(ii) in connection with all underwritten Public Offerings (other than the IPO), such Holder shall not effect any Sale Transaction commencing on the earlier of the date on which the Corporation gives notice to the Holders of the circulation of a preliminary or final prospectus for such Public Offering or the “pricing” of such offering and continuing to the date that is 90 days following the date of the final prospectus for such Public Offering if such Underwritten Public Offering involves a road show or similar marketing efforts exceeding 48 hours, or 45 days otherwise (the “Follow-on Holdback Period” and together with the IPO Holdback Period, the “Holdback Periods”, and each a “Holdback Period”), unless (A) such Holder (together with his, her or its Affiliates) is the beneficial owner of less than 5% of the outstanding Capital Stock of the Corporation (excluding shares of Class Y Common Stock) and is not selling securities in such Public Offering, (B) such Holder is a Fidelity Holder and is not selling securities in such Public Offering or (C) the underwriters managing the Public Offering otherwise agree in writing; and

(iii) Any discretionary waiver or termination of the restrictions in the foregoing clauses (i) through (ii) shall apply pro rata to all Holders, based on the number of shares of Capital Stock of the Corporation subject to this Agreement.

(iv) The foregoing clauses (i) through (ii) shall not apply to (A) pursuant to any transfer, conversion, reclassification, contribution, subscription, sale redemption or exchange of Common Units to the Company, Endeavor Manager or the Corporation, or the respective subsidiaries thereof, as applicable, in connection with, and as contemplated by, the Reorganization; (B) pursuant to any redemption or exchange of (1) Common Units (along with an equal number of shares of Class X Common Stock) for shares Class A Common Stock or (2) the exchange of PIUs of the Company for Opco Common Units, in each case in accordance with the limited liability company agreement of Opco LLC Agreement or Manager LLC Agreement, as applicable; (C) as a result of the redemption by the Corporation, the Company, Endeavor Manager or their affiliates of Capital Stock held by or on behalf of an employee in connection with the termination of such employee’s employment; (D) as part of the repurchase of Capital Stock by the Corporation, not at the option of the Holders, pursuant to an employee benefit plan described in the Registration Statement or pursuant to the agreements pursuant to which such Securities were issued; (E) shares of Capital Stock of the Corporation acquired by Holders (1) in the open market in connection with or after the completion of the IPO or (2) from the underwriters in a Public Offering; (F) to any transfer of shares of Capital Stock of the Corporation by bona fide gift, will, intestacy or charitable contribution; provided, that the donee or donees, beneficiary or beneficiaries, heir or heirs or legal representatives thereof agree to be bound in writing by the restrictions set forth herein for the balance of the applicable Holdback Period (except that a Holder and any of its affiliates who have signed lock-up letters with the managing underwriters may make charitable gifts, without the donee(s) signing a lock-up letter or being bound by the restrictions set forth herein, of up to an aggregate of 0.5% (or such other percentage as may be agreed by the managing underwriters for such Public Offering) of the Securities beneficially owned by such Holder and its affiliates as of the date of the final prospectus used in the IPO, before giving effect to the Public Offering); (G) to any transfer of shares of Capital Stock of the Corporation to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the Holders or the immediate family of the Holders; provided, that the trustee of the trust or the partnership or limited liability company or other entity agrees to be bound in writing by the restrictions set forth herein for the balance of the applicable Holdback Period, and provided, further that any such transfer shall not involve a disposition for value; (H) to any transfer of shares of Capital Stock of the Corporation to any immediate family member or other dependent; provided, that the transferee agrees to be bound in writing by the restrictions set forth herein for the balance of the applicable Holdback Period; and provided, further that any such transfer shall not involve a disposition for value; (I) to any transfer of shares of Capital Stock of the Corporation to the Holders’ affiliates, subsidiaries, partners, members, equityholders, shareholders, trustor or beneficiary, or to any investment fund or other entity that controls, is controlled by, manages, is managed by or is under common control with the Holder (including, for the avoidance of doubt, if the Holder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership and, if the Holder is a trust, to a trustor or beneficiary of the trust); provided, that the transferee agrees to be bound in writing by the restrictions set forth herein for the balance of the applicable Holdback Period; and provided, further that any such transfer shall not involve a disposition for value; (J) to any transfer of shares of Capital Stock of the Corporation to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (F) through (I) above; provided, that the transferee agrees to be bound in writing by the restrictions set forth herein for the balance of the applicable Holdback Period; (K) pursuant to an order of a court or regulatory agency or to comply with any regulations related to the Holders’ ownership of Securities; provided, that in the case of any transfer or distribution pursuant to this clause, any filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Capital Stock of the Corporation, shall state that such transfer is pursuant to an order of a court or regulatory agency or to comply with any regulations related to the ownership of Capital Stock of the Corporation unless such a statement would be prohibited by any applicable law, regulation or order of a court or regulatory authority; (L) to the Corporation or its affiliates upon death or disability of a Holder; (M) to any transfer of shares of Capital Stock of the Corporation to the Corporation or its affiliates (1) deemed to occur upon a vesting event of the Holders’ Securities or upon the net cashless exercise of options or warrants to purchase Securities or (2) for the sale by the Corporation (on behalf of the Holder) of up to such number of share of Capital Stock as necessary for the primary purpose of paying the exercise price of such options or for paying taxes (including estimated taxes) or to satisfy the Corporation’s income and payroll tax withholding obligations due as a result of the exercise of such options or warrants or as a result of the vesting of Capital Stock under restricted stock units or restricted stock awards, in each case (x) pursuant to employee benefit plans disclosed in the final prospectus for an applicable Public Offering and (y) that would otherwise expire during the Holdback Period; provided, that in the case of any transfer or distribution pursuant this clause, except as a result of the vesting of Securities under restricted stock units or restricted stock awards, no filing under Section 16(a) of the Exchange Act (other than a filing on Form 5), reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Holdback Period; (N) to any third-party pledgee in a bona fide transaction as collateral to secure obligations pursuant to lending or other arrangements, between such third parties (or their affiliates or designees) and a Holder and/or its affiliates or any similar arrangement relating to a financing agreement for the benefit of a Holder and/or its affiliates, provided, that any such pledgee or other party shall agree to, upon foreclosure on the pledged Securities, execute and deliver to the managing underwriters for an applicable Public Offering an agreement with the restrictions set forth herein; (O) the sale and transfer of Securities by a Holder to the underwriters in a Public Offering pursuant to the terms of an underwriting agreement or with the prior written consent of the lead underwriter on behalf of the underwriters; (P) the establishment or amendment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act; provided, that such plan does not provide for any transfers during the Holdback Period and to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment or amendment of such plan, such announcement or filing shall include a statement to the effect that no transfer of shares of Capital Stock may be made under such plan during the Holdback Period; provided, that in connection with the transfer pursuant to clauses (E), (F), (G), (H) and (J) above, Holders shall not voluntarily file a report under Section 16(a) of the Exchange Act reporting a reduction in a Holder’s beneficial ownership in connection with such transfer with the SEC in accordance with Section 16 of the Exchange Act, and if any such report is required to be filed during the applicable Holdback Period, such report shall include a statement to the effect that such transfer is not a transfer for value; provided, further, that in the case of a transfer pursuant to clause (I) above (other than a transfer or distribution to facilitate a charitable gift, which shall be addressed by the immediately preceding proviso), no report under Section 16 of the Exchange Act reporting a reduction in beneficial ownership shall, during the applicable Holdback Period, be required or voluntarily made.

The Corporation may impose stop-transfer instructions with respect to the shares of Capital Stock (or other securities) subject to the restrictions set forth in this Section 4(a) until the end of such period.

(b) Exceptions. The foregoing holdback agreements in Section 4(a) shall not apply to a registration in connection with an employee benefit plan or in connection with any registration on form S-4 or similar form in connection with any type of acquisition transaction or exchange offer.

Section 5. Registration Procedures.

(a) Whenever the Holders have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, (x) such Holders shall, if applicable, cause such Registrable Securities to be exchanged into shares of Class A Common Stock in accordance with the terms of the LLC Agreements prior to sale of such Registrable Securities and (y) the Corporation shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation shall as expeditiously as possible:

(i) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation shall furnish to the counsel selected by the Representative of the initiating Demand Holder(s) initiating a Demand Registration or, in all other cases, the Holders representing a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(ii) notify each holder of Registrable Securities of (A) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by the Corporation or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (C) the effectiveness of each registration statement filed hereunder;

(iii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iv) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Corporation shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

(vi) notify each seller of such Registrable Securities (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 2(f), at the request of any such seller, the Corporation shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(vii) use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Corporation are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market markers to register as such with respect to such Registrable Securities with FINRA;

(viii) use reasonable best efforts to provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders representing a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split, combination of shares, recapitalization or reorganization);

(x) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Corporation as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Corporation’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(xi) take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Corporation’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158;

(xiii) to the extent that a Holder, in its sole and exclusive judgment, might be deemed to be an underwriter of any Registrable Securities or a controlling person of the Corporation, permit such Holder to participate in the preparation of such registration or comparable statement and allow such Holder to provide language for insertion therein, in form and substance satisfactory to the Corporation, which in the reasonable judgment of such Holder and its counsel should be included;

(xiv) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Class A Common Stock included in such registration statement for sale in any jurisdiction use reasonable best efforts promptly to obtain the withdrawal of such order;

(xv) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(xvi) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such Holders may request;

(xvii) cooperate with each Holder of Registrable Securities covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xviii) use its reasonable best efforts to make available the executive officers of the Corporation to participate with the Holders of Registrable Securities covered by the registration statement and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities;

(xix) in the case of any underwritten Public Offering, use its reasonable best efforts to obtain one or more “comfort letters” from the Corporation’s independent public accountants in customary form and covering such matters of the type customarily covered by “comfort letters” as the Holders representing a majority of the Registrable Securities being sold reasonably request;

(xx) in the case of any underwritten Public Offering, use its reasonable best efforts to provide a legal opinion of the Corporation’s outside counsel, dated the closing date of the Public Offering, in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters and the Holders of such Registrable Securities being sold;

(xxi) if the Corporation files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(xxii) if the Corporation does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold; and

(xxiii) if the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, file a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Corporation is required to re-evaluate its WKSI status the Corporation determines that it is not a WKSI, use its reasonable best efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

(b) Any officer of the Corporation who is a Holder agrees that if and for so long as he or she is employed by the Corporation or any Subsidiary thereof, he or she shall participate fully in the sale process in a manner customary and reasonable for persons in like positions and consistent with his or her other duties with the Corporation and in accordance with applicable law, including the preparation of the registration statement and the preparation and presentation of any road shows.

(c) The Corporation may require each Holder requesting, or electing to participate in, any registration to furnish the Corporation such information regarding such Holder and the distribution of such Registrable Securities as the Corporation may from time to time reasonably request in writing.

(d) If the Equity Owner Parties or any of their respective Affiliates seek to effectuate an in-kind distribution of all or part of their respective Registrable Securities to their respective direct or indirect equityholders, the Corporation shall, subject to any applicable lock-ups, work with the foregoing persons to facilitate such in-kind distribution in the manner reasonably requested and such distributees shall have the right to become a party to this Agreement by the joinder in the form of Exhibit A hereto and thereby have all of the rights of such Equity Owner Parties under this Agreement, other than the Demand Registration rights of a Demand Holder.

Section 6. Registration Expenses.

(a) The Corporation’s Obligation. All expenses incident to the Corporation’s performance of or compliance with this Agreement (including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Corporation) (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Corporation shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Corporation are then listed. Each Person that sells securities pursuant to a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such Person’s account.

(b) Counsel Fees and Disbursements. In connection with each Demand Registration, each Piggyback Registration and each Shelf Offering, the Corporation shall reimburse the reasonable fees and disbursements of not more than one law firm for (i) each of the Demand Holders of Registrable Securities included in such registration engaged to represent such Demand Holders in connection with such registration or (ii) the Holders, if no Registrable Securities of any Demand Holders are included in such registration, as selected by Holders of a majority of the Registrable Securities included in such registration, engaged to represent such Holders in connection with such registration.

Section 7. Indemnification and Contribution.

(a) By the Corporation. The Corporation shall indemnify and hold harmless, to the extent permitted by law, each Holder, such Holder’s officers, directors, managers, employees, partners, stockholders, members, trustees, Affiliates, agents and representatives, and each Person who controls such Holder (within the meaning of the Securities Act) (the “Holder Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of, based upon or related to any of the following statements, omissions or violations (each a “Violation”) by the Corporation: (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 7, collectively called an “application”) executed by or on behalf of the Corporation or based upon written information furnished by or on behalf of the Corporation filed in any jurisdiction in order to qualify any securities covered by such registration under the securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Corporation of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, qualification or compliance. In addition, the Corporation will reimburse such Holder Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such losses. Notwithstanding the foregoing, the Corporation shall not be liable in any such case to the extent that any such losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, preliminary prospectus or Free-Writing Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Corporation by such Holder Indemnified Party expressly for use therein or by such Holder Indemnified Party’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such Holder Indemnified Party with a sufficient number of copies of the same.

(b) By Each Holder. In connection with any registration statement in which a Holder is participating, each such Holder shall furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Corporation, its officers, directors, managers, employees, agents and representatives, and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder; provided that the obligation to indemnify shall be individual, not joint and several, for each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Claim Procedure. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall impair any Person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the Holders representing a majority of the Registrable Securities included in the registration if such Holders are indemnified parties, at the expense of the indemnifying party.

(d) Contribution. If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to herein shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(t) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Release. No indemnifying party shall, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Notwithstanding anything to the contrary in this Section 7, an indemnifying party shall not be liable for any amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the indemnifying party, such consent not to be unreasonably withheld, conditioned or delayed.

(f) Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Section 8. Underwritten Registrations.

(a) Participation. No Person may participate in any Public Offering hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no Holder shall be required to sell more than the number of Registrable Securities such Holder has requested to include) and (ii) completes and executes all reasonable and customary questionnaires, “know your customer” certificates, powers of attorney, indemnities, underwriting agreements, custody agreements and other documents reasonably required under the terms of such underwriting arrangements or required by managing underwriters. Each Holder shall execute and deliver such other agreements as may be reasonably requested by the Corporation and the lead managing underwriter(s) that are consistent with such Holder’s obligations under Section 4, Section 5 and this Section 8(a) or that are necessary to give further effect thereto. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 4 and this Section 8(a), the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the Holders, the Corporation and the underwriters created pursuant to this Section 8(a).

(b) Price and Underwriting Discounts. In the case of an underwritten Demand Registration or Underwritten Takedown requested by Holders pursuant to this Agreement, the price, underwriting discount and other financial terms of the related underwriting agreement for the Registrable Securities shall be determined by the Holders representing a majority of the Registrable Securities included in such underwritten offering. Any Demand Holder who has requested inclusion in an underwritten Demand Registration or an Underwritten Takedown (including the party who made the Shelf Offering Request (such party, the “Requesting Holder”)) may elect to withdraw therefrom at any time prior to the signing of the underwriting agreement related to such offering by written notice to the Corporation, the managing underwriter and the Requesting Holder; provided that, if the underwriters’ counsel reasonably determines that such withdrawal would require a recirculation of the prospectus, then no Holder shall have the right to withdraw unless the Requesting Holder has also elected to withdraw.

(c) Suspended Distributions. Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 5(a)(vi)(B) or (C), shall immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 5(a)(vi). In the event the Corporation has given any such notice, the applicable time period set forth in Section 5(a)(iii) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 8(c) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(a)(vi).

Section 9. Additional Parties; Joinder. In addition to Persons who may become Holders pursuant to Section 12 or Section 14(f) hereof, subject to the prior written consent of each Representative on behalf of the respective Demand Holders the Corporation may make any Person who acquires Class A Common Stock or rights to acquire Class A Common Stock from the Corporation after the date hereof (including without limitation any Person who acquires Common Units) a party to this Agreement (each such Person, an “Additional Holder”) and to succeed to all of the rights and obligations of a Holder under this Agreement by obtaining an executed joinder to this Agreement from such Additional Holder in the form of Exhibit A attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Additional Holder, the Class A Common Stock of the Corporation acquired by such Additional Holder or issuable upon redemption or exchange of Common Units acquired by such Additional Holder (the “Acquired Common”) shall be Registrable Securities to the extent provided herein, such Additional Holder shall be a Holder under this Agreement with respect to the Acquired Common, and the Corporation shall add such Additional Holder’s name and address to the Schedule of Holders and circulate such information to the parties to this Agreement.

Section 10. Rule 144. At all times after the Corporation has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Corporation shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as any Holder may reasonably request, including (i) instructing the transfer agent for the Registrable Securities to remove restrictive legends from any Registrable Securities sold pursuant to Rule 144 (to the extent such removal is permitted under Rule 144 and other applicable law), and (ii) cooperating with the Holder of such Registrable Securities to facilitate the transfer of such securities through the facilities of The Depository Trust Company, in such amounts and credited to such accounts as such Holder may request (or, if applicable, the preparation and delivery of certificates representing such securities, in such denominations and registered in such names as such Holder may request), all to the extent required to enable the Holders to sell Registrable Securities pursuant to Rule 144. Upon request, the Corporation shall deliver to any Holder a written statement as to whether it has complied with such requirements.

Section 11. Subsidiary Public Offering. If, after an initial Public Offering of the Capital Stock of one of its Subsidiaries (including the Company), the Corporation distributes securities of such Subsidiary to its equityholders, then the rights and obligations of the Corporation pursuant to this Agreement shall apply, mutatis mutandis, to such Subsidiary, and the Corporation shall cause such Subsidiary to comply with such Subsidiary’s obligations under this Agreement.

Section 12. Transfer of Registrable Securities. Notwithstanding anything to the contrary contained herein, and subject to any transfer restrictions contained in the LLC Agreements, except in the case of (i) a transfer to the Corporation, (ii) a transfer or distribution by any Equity Owner Party or any of its Affiliates to its respective equityholders, (iii) a Public Offering, (iv) a sale pursuant to Rule 144 after the completion of the IPO or (v) a transfer in connection with a sale of the Corporation, prior to transferring any Registrable Securities to any Person (including, without limitation, by operation of law), the transferring Holder shall cause the prospective transferee to execute and deliver to the Corporation a Joinder agreeing to be bound by the terms of this Agreement. Any transfer or attempted transfer of any Registrable Securities in violation of any provision of this Agreement shall be void, and the Corporation shall not record such transfer on its books or treat any purported transferee of such Registrable Securities as the owner thereof for any purpose.

Section 13. MNPI Provisions.

(a) Each Holder acknowledges that the provisions of this Agreement that require communications by the Corporation or other Holders to such Holder may result in such Holder and its Section 13 Representatives (as defined below) acquiring MNPI (which may include, solely by way of illustration, the fact that an offering of the Corporation’s securities is pending or the number of Corporation securities or the identity of the selling Holders).

(b) Each Holder agrees that it will maintain the confidentiality of such MNPI and, to the extent such Holder is not a natural person, such confidential treatment shall be in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to such Holder (“Policies”); provided that a holder may deliver or disclose MNPI to (i) its directors, officers, employees, agents, attorneys, affiliates and financial and other advisors (collectively, the “Section 13 Representatives”), but solely to the extent such disclosure reasonably relates to its evaluation of exercise of its rights under this Agreement and the sale of any Registrable Securities in connection with the subject of the notice, (ii) any federal or state regulatory authority having jurisdiction over such Holder, (iii) any Person if necessary to effect compliance with any law, rule, regulation or order applicable to such Holder, (iv) in response to any subpoena or other legal process, or (v) in connection with any litigation to which such Holder is a party; provided further, that in the case of clause (i), the recipients of such MNPI are subject to the Policies or agree to hold confidential the MNPI in a manner substantially consistent with the terms of Section 13 and that in the case of clauses (ii) through (v), such disclosure is required by law and such Holder shall promptly notify the Corporation of such disclosure to the extent such Holder is legally permitted to give such notice; provided further, that for the avoidance of doubt and notwithstanding anything herein to the contrary, nothing contained in this Section 13 shall in any way restrict or impair the ability of any Fidelity Holder to disclose information to Fidelity, respectively (or vice versa), or restrict or impair the obligations of Fidelity to report the investment of its advisory clients (as Holders) in the Corporation in accordance with applicable laws and regulations or internal policies, without any requirement of prior notice to the Corporation.

(c) Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential Public Offering), to elect to not receive any notice that the Corporation or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Corporation a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Corporation and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder to the extent that the Corporation or such other Holders reasonably expect would result in a Holder acquiring MNPI. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Corporation an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Corporation arising in connection with any such Opt-Out Requests.

Section 14. General Provisions.

(a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified, terminated or waived only with the prior written consent of the Corporation and each Representative of the Demand Holders; provided that no such amendment, modification, termination or waiver that would materially and adversely affect a Holder in a manner materially different than any other Holder (provided that the accession by Additional Holders to this Agreement pursuant to Section 9 shall not be deemed to adversely affect any Holder), shall be effective against such Holder without the consent of such Holder that is materially and adversely affected thereby; provided further that (i) clause (b) of the definition of “Affiliate” (and the definition of “Affiliate” as it relates to such clause (b)), the definition of “Fidelity,” the definition of “Fidelity Holder,” Section 4 and Section 13(b) (and Section 13 as it relates to Section 13(b)) may be amended, modified, terminated or waived only with the prior written consent of each Fidelity Holder and (ii) the definition of “1% Holders”, any rights granted to a 1% Holder and Section 4 may be amended, modified, terminated or waived only with the prior written consent of KKR. The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b) Remedies. The parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d) Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e) Successors and Assigns. This Agreement shall bind and inure to the benefit and be enforceable by the Corporation and its successors and assigns and the Holders and their respective successors and assigns (whether so expressed or not). In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit Holders are also for the benefit of, and enforceable by, any subsequent or successor Holder.

(f) Assignment. This Agreement may not be assigned (by operation of law or otherwise) without the express prior written consent of the other parties hereto, and any attempted assignment, without such consents, will be null and void; provided, however, that (i) the Management Holders may assign all or any portion of their rights in Section 2 hereof to their shareholders, members, partners or other equity holders and (ii) the SL Holders may assign all or any portion of their rights in Section 2 hereof to a Transferee or to bona fide unaffiliated purchasers of Registrable Securities with a market value at the time of sale of at least $75 million.

(g) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and received, it being understood that if no such e-mail address or facsimile number is provided to the Corporation than notice may not be delivered by e-mail or facsimile, as applicable). All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt. All such notices, requests and other communications to any party hereunder shall be given to such party as follows or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.

If to the Corporation, addressed to it at:
c/o Endeavor Group Holdings, Inc. 9601 Wilshire Boulevard, 3rd Floor
Beverly Hills, California 90210
Attention: Chief Executive Officer
Executive Chairman
General Counsel
Facsimile No.: (310) 285-9010
E-mail: ***

With copies (which shall not constitute actual or constructive notice) to:

Latham & Watkins LLP 1271 Avenue of the Americas
New York, NY 10020
Attention: Justin G. Hamill
Marc D. Jaffe
Ian D. Schuman
Jonathan P. Solomon
Facsimile No.: (212) 751-4864
E-mail: ***
***
***
***

If to the SL Holders, addressed to them at:

c/o Silver Lake Partners 2775 Sand Hill Road, Suite 100
Menlo Park, CA 94025
Attention: Karen King
Facsimile No.: (650) 233-8125
E-mail: *** and c/o Silver Lake Partners 55 Hudson Yards 550 West 34th Street, 40th Floor
New York, NY 10001
Attention: Andrew Schader
Facsimile No.: (212) 981-3535
Email: ***

With copies (which shall not constitute actual or constructive notice) to:

Simpson Thacher & Bartlett LLP 2475 Hanover Street

Palo Alto, California 94304
Attention: Daniel Webb
Fax: (650) 251-5002
Email: ***

If to any of the other parties hereto, to the address set forth on the books and records of the Company.

(h) Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the immediately following Business Day.

(i) Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Corporation and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(j) MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(k) CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY AND COUNTY OF NEW YORK BOROUGH OF MANHATTAN, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(l) No Recourse. Notwithstanding anything to the contrary in this Agreement, the Corporation and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(m) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

(n) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(o) Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

(p) Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail (i.e. by email of a PDF signature page) shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. For the avoidance of doubt, the parties hereto further agree that this Agreement, or any part thereof, shall not be denied legal effect, validity or enforceability solely on the ground that it is in the form of an electronic record and no party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(q) Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Holder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(r) No Inconsistent Agreements. The Corporation shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ENDEAVOR GROUP HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

ENDEAVOR EXECUTIVE HOLDCO, LLC

By:
Name:
Title:

ENDEAVOR EXECUTIVE PIU HOLDCO, LLC

By:
Name:
Title:

ENDEAVOR EXECUTIVE II HOLDCO, LLC

By:
Name:
Title:

Ariel Emanuel

Patrick Whitesell

[Signature Page to Registration Rights Agreement]

DAW FAMILY TRUST
DATED 09/05/06 (AS AMENDED 05/30/13)

By:
Name:	Dana F. White
Title:	Trustee

By:
Name:	Anne L. White
Title:	Trustee

DANA AND ANNE WHITE 2012
IRREVOCABLE TRUST DATED 12/31/12
(AS AMENDED 05/30/13)

By:
Name:	Lorenzo J. Fertitta
Title:	Trustee

Dana F. White

[Signature Page to Registration Rights Agreement]

[Technology Advisory Board]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SLP WEST HOLDINGS, L.L.C.

By:

By:
Title: Managing Member

SLP WEST HOLDINGS II, L.L.C.

By:

By:
Title: Managing Member

SLP WEST HOLDINGS III, L.P.

By:

By:
Title:

SLP WEST HOLDINGS CO-INVEST, L.P.

By:

By:
Title:

[Signature Page to Registration Rights Agreement]

SLP WEST HOLDINGS CO-INVEST II, L.P.

By:

By:
Title:

SLP IV WEST FEEDER I, L.P.

By:

By:
Title:

SL SPV-1 FEEDER I, L.P.

By:

By:
Title:

SLP WEST HOLDINGS CO-INVEST FEEDER II, L.P.

By:

By:
Title:

[Signature Page to Registration Rights Agreement]

SLP IV BASQUIAT FEEDER II, L.P.

By: Silver Lake Technology Associates IV, L.P., its general partner

By: SLTA IV (GP), L.L.C., its general partner

By: Silver Lake Group, L.L.C., its managing member

By:
Name:
Title:

SILVER LAKE PARTNERS IV DE (AIV III), L.P.

By: Silver Lake Technology Associates IV, L.P., its general partner

By: SLTA IV (GP), L.L.C., its general partner

By: Silver Lake Group, L.L.C., its managing member

By:
Name:
Title:

SILVER LAKE TECHNOLOGY INVESTORS IV (DELAWARE II), L.P.

By: Silver Lake Technology Associates IV, L.P., its general partner

By: SLTA IV (GP), L.L.C., its general partner

By: Silver Lake Group, L.L.C., its managing member

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SILVER LAKE PARTNERS VI DE (AIV), L.P.

By:
Name:
Title:

SILVER LAKE TECHNOLOGY INVESTORS VI, L.P.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SEQUOIA CHINA GROWTH FUND IV, L.P.

By:

By:
Title:

[Signature Page to Registration Rights Agreement]

HS INVESTMENTS (A) LP

By:

By:
Title:

HS INVESTMENTS NA5 LIMITED

By:

By:
Title:

HS INVESTMENTS (W) LIMITED

By:

By:
Title:

[Signature Page to Registration Rights Agreement]

FOCUS MEDIA FOUNTAINVEST SPORTS JV, L.P.

By:

By:
Title:

[Signature Page to Registration Rights Agreement]

TENCENT HOLDINGS LIMITED

By:

By:
Title:

[Signature Page to Registration Rights Agreement]

WC HOLDCO (DELAWARE) LLC

By:

By:
Title:

ATREUS HOLDINGS LLC

By:

By:
Title:

[Signature Page to Registration Rights Agreement]

FIDELITY PURITAN FUND

By:
Title:

FIDELITY – SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND

By:
Title:

FIDELITY – COMMON WEALTH TRUST: FIDELITY MID-CAP STOCK FUND

By:
Title:

FIDELITY – MT. VERNON STREET TRUST: FIDELITY NEW MILLENNIUM FUND

By:
Title:

FIDELITY – DESTINY PORTFOLIOS: FIDELITY ADVISOR DIVERSIFIED STOCK FUND

By:
Title:

[Signature Page to Registration Rights Agreement]

FIDELITY – CONTRABAND: FIDELITY ADVISOR NEW INSIGHTS FUND

By:
Title:

FIDELITY – SECURITIES FUND: FIDELITY SERIES BLUE CHIP GROWTH

By:
Title:

[Signature Page to Registration Rights Agreement]

JASMINE VENTURES PTE LTD.

By:

By:
Title:

[Signature Page to Registration Rights Agreement]

CPP INVESTMENT BOARD (USRE III) INC.

By:

By:
Title:

KKR CAGE AGGREGATOR LLC

By: KKR North America Fund XI (Cage) L.P., its managing member

By: KKR Associates North America XI AIV L.P., its general partner

By: KKR North America AIV GP LLC, its general partner

By:
Name: Richard Sarnoff
Title: Authorized Signatory

KKR NORTH AMERICA (CAGE) BLOCKER PARENT, L.P.

By:
Name: Richard Sarnoff
Title: Authorized Signatory

KKR PRINCIPAL OPPORTUNITIES (OFFSHORE) L.P.

By:
Name: Richard Sarnoff
Title: Authorized Signatory

KKR REFERENCE FUND INVESTMENTS L.P.

By:
Name: Richard Sarnoff
Title: Authorized Signatory

KKR NORTH AMERICAN CO-INVEST FUND I L.P.

By:
Name: Richard Sarnoff
Title: Authorized Signatory

KKR TFO PARTNERS L.P.

By:
Name: Richard Sarnoff
Title: Authorized Signatory

SCHEDULE OF HOLDERS

Holder	Holder Group
Ariel Emanuel	Management Holders

The Ariel Z. Emanuel Living Trust, dated November 13, 2017	Management Holders

Patrick Whitesell	Management Holders

Endeavor Executive Holdco, LLC	Management Holders

Endeavor Executive PIU Holdco, LLC	Management Holders

Endeavor Executive II Holdco, LLC	Management Holders

SLP IV Basquiat Feeder I LP	SLP Holders

Silver Lake Technology Investors IV (Delaware II), L.P.	SLP Holders

Silver Lake Partners IV DE (AIV III), L.P.	SLP Holders

SLP West Holdings, L.L.C.	SLP Holders

SLP West Holdings II, L.L.C.	SLP Holders

SLP West Holdings III, L.P.	SLP Holders

SLP West Holdings Co-Invest, L.P.	SLP Holders

SLP West Holdings Co-Invest II, L.P.	SLP Holders

SLP IV West Feeder I, L.P.	SLP Holders

SL SPV-1 Feeder I, L.P.	SLP Holders

SLP West Holdings Co-Invest Feeder II, L.P.	SLP Holders

Silver Lake Partners VI DE (AIV), L.P.	SLP Holders

Silver Lake Technology Investors VI, L.P.	SLP Holders

DAW Family Trust, dated 09/05/06 (as amended 05/30/13)	Non-Demand Holders

Dana and Anne White 2012 Irrevocable Trust, dated 12/31/12	Non-Demand Holders

Dana White	Non-Demand Holders

KKR Cage Aggregator LLC	Non-Demand Holders

KKR North American Co-Invest Fund I L.P.	Non-Demand Holders

KKR North America XI (Cage) Blocker Parent, L.P.	Non-Demand Holders

KKR Principal Opportunities Partnership (Offshore) L.P.	Non-Demand Holders

KKR Reference Fund Investments L.P.	Non-Demand Holders

Holder	Holder Group
KKR TFO Partners L.P.	Non-Demand Holders

SCC Growth IV Holdco II, Ltd.	Non-Demand Holders

HS Investments (W) Limited	Non-Demand Holders

HS Investments (A) Limited Partnership	Non-Demand Holders

HS Investments NA5 Limited	Non-Demand Holders

Yacht Investment Holdings LLC	Non-Demand Holders

Sixjoy LLC	Non-Demand Holders

WC HoldCo (Delaware) LLC	Non-Demand Holders

Atreus Holdings LLC	Non-Demand Holders

Fidelity Puritan Trust: Fidelity Puritan Fund	Non-Demand Holders

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund	Non-Demand Holders

Fidelity Commonwealth Trust: Fidelity Mid-Cap Stock Fund	Non-Demand Holders

Fidelity Mt. Vernon Street Trust: Fidelity New Millennium Fund	Non-Demand Holders

Fidelity Destiny Portfolios: Fidelity Advisor Diversified Stock Fund	Non-Demand Holders

Fidelity Contrafund: Fidelity Advisor New Insights Fund	Non-Demand Holders

Fidelity Securities Fund: Fidelity Series Blue Chip Growth	Non-Demand Holders

Jasmine Ventures Pte Ltd.	Non-Demand Holders

CPP Investment Board (USRE III) Inc.	Non-Demand Holders

Nikesh Arora – Aurora Trust	Non-Demand Holders

Weiner Derouaux Revocable Trust DTD 11/20/2012	Non-Demand Holders

Tony Bates	Non-Demand Holders

Marc Andreessen	Non-Demand Holders

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of ____, 2021 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Endeavor Group Holdings, Inc., a Delaware corporation (the “Corporation”), and the other person named as parties therein.

By executing and delivering this Joinder to the Corporation, and upon acceptance hereof by the Corporation upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder of Registrable Securities [and as an SL Holder] [and as a Management Holder] in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Class A Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein. The Corporation is directed to add the address below the undersigned’s signature on this Joinder to the Schedule of Holders attached to the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the __________ day of __________, 20__.

Signature of Stockholder

Print Name of Stockholder
Its:

Address:

Agreed and Accepted as of
____________, 20__

Endeavor Group Holdings, Inc.

By:
Name:
Its: